UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSRS

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2020

Date of reporting period: January 31, 2020

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

GQG Partners Global Quality Equity Fund

SEMI-ANNUAL REPORT	JANUARY 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the US Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-362-8333.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-362-8333. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all GQG Partners Funds if you invest directly with the Funds.

Investment Adviser:

GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020

The Fund files its complete schedule of investments with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

LETTERS TO SHAREHOLDERS

Dear Investors:

If someone had told me coming into 2019 that global equity markets across the board would be up double digits by year end, I would have expected our portfolio performance to look quite a bit different. It feels a lot longer than 12 months ago when the S&P 500® experienced its worst December since World War II and the specter of quantitative tightening was the ubiquitous headline of the day.

In my view, what was often missed throughout the period due to the vision-cluttering headlines was that earnings of select cyclical companies were not as bad as many market participants had feared. This occurred simultaneously alongside a flight to defensive companies, which actually became quite expensive in my view relative to their growth prospects. Because our investment process focuses on forward-looking quality and not solely the past, our portfolios, currently, do indeed look rather different than our portfolios earlier in 2019. We believe that this process of gaining market insights from the data has served us well.

However, it is not as if we haven’t seen this story before. Back in 2016, I highlighted at the time that more defensive companies, despite having high quality characteristics, were trading at multiples that were too high given their growth prospects. I believe we are seeing a similar phenomenon play out again today and I will try to illustrate this with some examples.

In Exhibit 1, we have highlighted trailing twelve-month P/E ratios for the S&P 500 Consumer Staples and Utilities Indices just over the fifteen-year period ending January 31, 2020. What stands out the most to me is how rapidly valuations can change. While this is something we have highlighted previously, I think it is critically important to underscore the point when thinking about our process and ultimately the expression of the bottom-up implementation across our portfolios. We have chosen to illustrate the valuation in terms of Z-scores so we can highlight the deviation from the average value at each quarterly interval. What is important to keep in mind is that heading into 2019, I reminded investors that we were seeing the biggest opportunities in areas with high degrees of earnings certainty. Select consumer staples and utilities fell into that camp. However, the capped nature of growth in utilities, which helps on the certainty side, becomes problematic when multiples greatly expand. I believe that

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JANUARY 31, 2020 (Unaudited)

buying expensive utilities, say in Q3 or Q4 of 2019, where the sector was trading at more than two standard deviations rich to its 15-year history, provides a very high probability of a permanent capital loss should those valuations mean-revert. Because utilities cannot grow into their multiples, we believe that valuation sensitivity matters a lot within this sector.

Additionally, in Exhibit 2, we have highlighted that the highest quintile of revenue growth in the S&P 500, dating back to 2004, has seen its multiples virtually double over the last seven years! So while revenue growth for the top quintile is certainly faster than the other quintiles, the growth gap has actually been falling; yet the prices of the top revenue growers continued to rise.

But beyond utilities, consumer staples, and fast growers, I believe many companies across the globe with a high degree of earnings certainty are now being priced at levels that are no longer commensurate with the risk required to allocate capital to them. If there is one thing 2019 did provide us, in addition to the litany of recycled headlines that we have covered in prior commentaries, it is opportunities to take calculated risks.

THE SONG REMAINS THE SAME

As equity markets continued to power higher throughout the period driven by interest rates, value factors, and various tweets, I was searching through the written word for an analogue. Thankfully, Jim Grant of Grant’s Interest Rate Observer served as this reference. In a compilation of his writings over the years, I came across an article highlighting James Glassman’s and Kevin Hassett’s turn of the century book: Dow 36,000. For reference, there is a lengthy piece in The Atlantic from the turn of the century that basically lays out the book’s premise.i

Why am I bringing up this blast from the past? It is not because I am terribly interested in someone else’s forecast, even of the hyperbolic type, but I am very much interested in history’s ability to give us insight into the future. Hope springs eternal, which is actually quite good, because as a long-only firm, we do have to take a sanguine view on the prospects of our portfolio companies. But this view needs to be based in reality, not fantasy. Rarely, if ever, at a trough in valuations or sentiment, do such pieces on revolutionary valuation metrics get published. So, when hope springs eternal and markets have generally moved up for many years, new explanations for why we are only in the early innings of a perpetual advancement are plenty. For example, the authors of Dow 36,000 give us the “perfect” way to think about market valuation, the aptly named “Perfectly Reasonable Price.”

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

Is it “perfectly reasonable” to pay over 290 times earnings for what we believe to be a no-moat pea protein patty producer? Is it “perfectly reasonable” to pay US$120,000 for a banana taped to a wall, as recently occurred at Art Basel Miami Beach? Now to be fair to the Dow 36,000 authors, they did have a scheme for dividends and growth underlying their “perfectly reasonable price” in order to justify the nearly 100 times earnings multiple that they said should apply to the market at an aggregate level. Irrespective of my views on “fine art,” I think even Glassman and Hassett would agree that it is difficult to see what the dividend and the growth rate would be for the banana, so maybe that purchase price was not “perfectly reasonable” after all.

Regardless, I think that introducing the word “perfectly” into one’s valuation framework is quite problematic because it assumes a level of precision that markets simply do not give us. Our view, instead, and as notably paraphrased from John Maynard Keynes, is to be “mostly correct rather than precisely wrong.” Only in physics can you get to a level of precision needed to purchase a broad market trading at 100 times earnings. But investing and physics are not synonymous. For example, if we are 95 percent confident that something will work, that is pretty good in statistical speak. However, and you may need to take my word for it, you do not want a physicist operating on a 95 percent confidence interval (it is much, much higher)!

Beyond the “perfectly reasonable price,” 1999 also gave us “eyeballs” and analysts projecting revenue growth ad infinitum for any company that knew what HTML stood for and had a website. But let us not confine all the fun to 20 years ago, because 2019 has given us myriad adjusted EBITDA metricsii and the refrain that stock selection (generally) and earnings (specifically) no longer matter.

I am happy to note that we vehemently disagree on multiple fronts at GQG Partners — even as we sit here in early 2020, we still believe that company earnings and stock selection go hand in hand.

While I am not saying that the back half of 2019 will turn out to be the Waterloo for stocks that 1999 turned out to be, I would be remiss if I did not point out similarities to prior environments when they exist. Much of the discussion from 1999, as highlighted above, focuses on many of the things that can go right and very little on the things that can go wrong. From the “perfectly reasonable price” to the coined “community-adjusted EBITDA” of We Co., it seems like the only risk referenced in both environments was the “risk” of missing out.

Putting the new valuation measures and missing out “risks” aside, let us contrast this with our investment framework. When we think about what is “reasonable,” we take a three- to five-year view and look for companies with understandable business models, wide and deep moats, and a high degree of future earnings growth visibility, all the while selling at attractive prices. Even though we always are looking for attractive prices, this does not mean that every company will be trading at low price-to-earnings multiples or low price-to-book multiples, as traditionally defined. By the way, this narrow view of the world, focusing almost entirely on price-to-earnings and price-to-book, has not appeared to work for quite some time. In fact,

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

according to Morningstar, value managers across the capitalization spectrum have underperformed across three-, five-, and ten-year rolling periods ending August 31, 2019.iii

Now I am not saying that valuations do not matter, because we still believe that they do. I am also not saying that a process is foolproof or that errors are avoidable, because they are not (more on that later). But in my view, I believe this highlights the dangers of having a dogma and how important it is to critically examine your own process and style. Maybe we would have performed even better if we had thrown caution to the wind on valuations. As we highlighted in Exhibit 2, it is almost a given that we would have performed better had we narrowly focused on the companies with the fastest revenue growth. So valuations have not really mattered all that much, but that does not mean that at some point they will not matter. For example, in our peer universe, several quality growth managers have done quite well simply ignoring valuations — this may change if rates actually rise! I am not making a call on rates, but I think this is a real risk. After all, many quality growth managers that were around in the 90s are no longer around today precisely because they thought valuations did not matter. So, this new breed of quality growth managers may have to start paying attention again, I just hope we can navigate the environment better!

ONWARD AND UPWARD

There is nothing magical about the turning of the calendar, but year-end often does feel like the best time for reflection. It is also a critical time to look toward the future, reflecting on what we have learned and applying it to what will come. Even though we started this journey just over three-and-a-half years ago, I have learned a tremendous amount, both from our team here at GQG Partners and, of course, from the markets. It is actually one of the things of which I am most proud and one of the reasons we set out to build GQG Partners — to foster a culture of continual growth and improvement.

But the lesson that I want to focus on as we venture out into the future is a perpetually evolving one, and it is on the topic of errors. All investors make errors when making decisions, whether it is the timing or sizing of a position, or even overestimating or underestimating a company’s growth rate. These types of errors occur because the world is complex, and no one has perfect knowledge.

Investing, and life quite frankly, operate under conditions of uncertainty. This sounds obvious and even though the word is thrown around a lot, there is a subtlety that I think folks miss.

While we can get more comfortable with uncertainty by attempting to make sound judgments about the probabilities of an outcome, we cannot remove uncertainty. Knowing

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this, how can we learn from the inevitable errors in decision making that will come and, rather than avoid them, actually come to embrace them in an attempt to try to improve our way of thinking?

In his 2012 installment of the Incerto series, Antifragile, I believe author, philosopher, and ex-trader Nassim Taleb provides us with such a framework to think about exposures. While he covers countless topics across domains, from mythology to science and finance, I want to hone in on his view of errors (Exhibit 3).iv

Without going into too much detail, Taleb’s main point is that the spectrum of exposures ranges from Fragile (things break) to Robust (where negative events cause little to no harm) to Antifragile (where volatility or disruption actually improves the structure). In taking us down this philosophical path, I think it is important to understand quality within this construct.

Even though we build portfolios on a bottom-up basis as a byproduct of our stock selection process, we are left with aggregated exposures to diversified earnings streams across a range of end consumers. Taleb may have expressed the triad a bit differently than I would have — I cannot say I love mistakes — but as I said earlier, I am still learning. However, when it comes to both our team and our portfolios, I recognize that we must allow for small, reversible mistakes so that we can avoid the really disastrous ones, say of blowing up, as highlighted in Exhibit 3.

Our goal is to move as far away from the Fragile column as possible. If we are currently Robust, learning from our mistakes because they provide information, how do we move to the Antifragile column where our mistakes actually work to our benefit? I fully recognize that “experimentation” is anathema to the investment industry, but if our mission is to generate alpha (excess return over the benchmark) for all of you — and that is central to our mission, by the way — we must focus on the best areas to improve upon. Additionally, I believe our focus on quality combined with growth through the lens of compounding requires this line of thinking. We have good evidence from both psychology and science that embracing errors can improve performance.

Dr. K. Anders Ericsson, professor of psychology at Florida State University, is arguably the world’s foremost expert on expertise. In his 2016 book Peak: Secrets From the New Science of Expertise, co-authored with journalist Robert Pool, the authors’ highlight Ericsson’s multi-decade work on the subject of deliberate practice. Ericsson demonstrates, through myriad studies, that the process of trying, failing, receiving feedback, and trying again was the number one way that experts developed across many fields, from memory champions to chess players and violinists. In a 2016 interview, Ericsson sums up the lesson as follows:

You’re going to fail a number of times before you’re able to consistently perform at this new level. Very few people like to make mistakes. Embedding it in a long-term process where you get better, that’s the foundation for providing you with the information that you need to be able to make adjustment.V

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I believe this lesson is an important one because in order to minimize losses, we must experience a loss and learn from it to improve our system as a whole. Because losses are invariably a bad thing, is there an “optimal” level of small losses that, when incorporating feedback, could potentially produce more positive results? It turns out that we indeed have some evidence for this not from psychology, but rather from toxicology.

The process of taking small losses and learning from them is actually quite an old idea. We could just as easily describe it as “a little bit of a bad thing is a good thing” or, in the language of toxicology, hormesis. In a 2008 paper published in the US National Library of Medicine, hormesis is defined more formally as “an adaptive response of cells and organisms to a moderate (usually intermittent) stress”. Up to a certain point, these stressors convey benefits, but too much can be detrimental. When applying this to the portfolio, too many losses — or large, unrecoverable ones — are quite problematic, but knowing when to cut your losses and keep them small is rather beneficial. I can tell you first hand those errors are quite a stressor and insofar as they are small and intermittent, we have several resources touting their benefits! I doubt many managers will highlight this phenomenon in their year-end letters.

Whether we are discussing losses or gains, we make no claims as regards to our ability to forecast future outcomes. In a quote attributed to the ancient Greek poet Archilochus, “We don’t rise to the level of our expectations; we fall to the level of our training.” We train daily, and despite having implemented the same philosophy for well over two decades, I have tried to convey the lessons I am still learning. We remain prepared for whatever the market brings through the remainder of 2020.

Once again, thank you for your continued trust and support.

With warm regards,

Rajiv Jain

Chairman & Chief Investment Officer GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2020 (Unaudited)

For the six-month period ending January 31, 2020, Investor Shares of the GQG Partners Emerging Markets Equity Fund underperformed the benchmark MSCI EM Index by 485 basis points (bps), posting a total return of -1.49 percent versus a benchmark return of 3.36 percent.

MSCI EM Index (net) performance for the fourth quarter of 2019 was nearly a 180-degree difference from the same period one year ago, when the index posted one of its worst quarters over the last decade.

Despite the sharp factor reversal (value to growth) that occurred toward the end of Q3 2019, global equity markets broadly continued to rise to end the calendar year, but the MSCI EM Index (net) fell more than four percent to kick off 2020.

For the six-month period ending January 31, 2020, on a sector basis, the largest contributors to relative performance were stock selection in the energy and financials sectors. The largest detractors were stock selection in the information technology and consumer staples sectors. On a country basis, stock selection in Indonesia was the largest contributor while stock selection in China was the largest detractor to relative returns.

Notable Contributor to Performance

•

Housing Development Finance Corporation (HDFC) – HDFC is the largest dedicated mortgage lender in India and over the years has grown into a financial services conglomerate given its stakes in HDFC Bank, HDFC Life and Gruh Finance. During the period, the company announced strong business fundamentals across the board, with increases in revenue, earnings and net interest income.

Notable Detractor to Performance

•

LINK REIT (LINK) – LINK is a Hong Kong listed REIT and is the largest owner of private retail space in Hong Kong, with a focus on non-discretionary properties. The company also has properties in Hong Kong and owns nearly 70,000 car park spaces to diversify the portfolio. Given the continued protests and broad unrest in Hong Kong, investors were concerned about ongoing disruptions and how this could impact future property prices which weighed on the stock price.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

For the six-month period ending January 31, 2020, Investor Shares of the GQG Partners US Select Quality Equity Fund outperformed the benchmark S&P 500® by 109 basis points (bps), posting a total return of 10.40 percent versus a benchmark return of 9.31 percent.

S&P 500 performance for the fourth quarter of 2019 was nearly a 180-degree difference from the same period one year ago, when the index posted its worst December since World War II.

Despite the sharp factor reversal (value to growth) that occurred toward the end of Q3 2019, the S&P 500 hit an all-time high during Q4 but was relatively flat to start 2020.

For the six-month period ending January 31, 2020, contributors to overall performance were an underweight to the energy sector combined with stock selection in the communication services sector. The largest detractors to relative returns were stock selection in the information technology and health care sectors.

Notable Contributor to Performance

•

Advanced Micro Devices (AMD) – AMD is a designer of microprocessors for the consumer and enterprise markets across the electronics industry, with the majority of sales derived from the computer market. During the period, the stock rose on the back of the company’s fastest revenue growth in more than a decade combined with margin expansion and continued adoption of their new 7-nanometer processor.

Notable Detractor to Performance

•

Boeing (BA) – Boeing is the world’s largest aerospace and defense firm by revenue operating in four segments: commercial airplanes; defense, space & security; global services; and Boeing capital. The company operates in a duopoly in the commercial airplanes segment which produces nearly two thirds of profitability. During the quarter, the company announced they would be halting all production of the 737 MAX, creating additional uncertainty around the plane’s future return to service and earnings outlook.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

For the six-month period ending January 31, 2020, Investor Shares of the GQG Partners Global Quality Equity Fund outperformed the benchmark MSCI ACWI Index (Net) by 62 basis points (bps), posting a total return of 8.02 percent versus a benchmark return of 7.40 percent.

MSCI ACWI performance for the fourth quarter of 2019 was nearly a 180-degree difference from the same period one year ago, when the index posted one of its worst quarters over the last decade.

Despite the sharp factor reversal (value to growth) that occurred toward the end of Q3 2019, global equity markets broadly continued to rise to end the calendar year, but the MSCI ACWI fell more than one percent to kick off 2020.

For the six-month period ending January 31, 2020, on a sector basis, the largest contributors to relative performance were an underweight to the energy sector, combined with positive stock selection in the communication services and financials sectors. The largest detractors to relative performance were stock selection in the health care and consumer staples sectors. On a country basis, stock selection in the United States was the largest contributor to relative performance while stock selection in the Netherlands was the largest detractor to relative performance.

Notable Contributor to Performance

•

United Health Group (UNH) – UNH is a diversified health and well-being company focused on improving the performance of the healthcare system. During the period, the stock rose after management re-affirmed their positive outlook and several negative political factors, such as rumblings of “Medicare for All,” began to dissipate.

Notable Detractor to Performance

•

US Bancorp (USB) – USB is one of the largest US banks by assets and offers a variety of services from traditional retail and commercial banking to mortgages, credit cards and private wealth, just to name a few. During the period, despite positive earnings growth, interest rates were flat to slightly lower across the board, narrowing spreads and putting pressure on future net interest margins.

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JANUARY 31, 2020 (Unaudited)

IMPORTANT INFORMATION FOR INVESTORS

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any given investment.

There are risks involved with investing in mutual funds, including loss of principal. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks and differences in accounting methods. It also invests in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established markets. The Fund is non-diversified.

Index returns are for illustrative purposes only. Index performance returns do not reflect any management fees, transaction costs or expense. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

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JANUARY 31, 2020 (Unaudited)

End Notes

I James K. Glassman and Kevin A. Hassett, “Dow 36,000,” The Atlantic, September, 1999, https://www.theatlantic.com/ magazine/archive/1999/09/dow-36-000/306249/.

II Davide Scigliuzzo, “Fuzzy EBITDA Math That Fueled Junk Debt Boom Is Sparking Jitters,” Bloomberg Businessweek, December 13, 2019, https://www.bloomberg.com/news/articles/2019-12-13/fuzzy-math-makes-american-companies- look-more-creditworthy. EBITDA (earnings before interest, tax, depreciation, and amortization) is a measure of a company’s operating performance.

III Tom Lauricella and Katherine Lynch, “Value Investing: A Deep Dive Into Performance,” Morningstar, October 28, 2019, https://www.morningstar.com/articles/950553/value-investing-a-deep-dive-into-performance/.

IV Nassim Nicholas Taleb, Antifragile: Things That Gain from Disorder, Incerto (New York: Random House, 2012), 23.

V Shana Lebowitz, “A top psychologist says you can’t call yourself an expert unless you’ve gotten things wrong — a lot,” Business Insider US, October 28, 2016, https://www.businessinsider.my/anders-ericsson-failure-is-key-to-becoming-an- expert-2016-10/.

VI Mark P. Mattson, “Hormesis Defined,” National Center for Biotechnology Information, December 5, 2007, https://www. ncbi.nlm.nih.gov/pmc/articles/PMC2248601/#.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

Definition of the Comparative Indexes

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Market Equity Fund) captures large and mid cap representation across 26 Emerging Markets (EM) countries. With 1,202 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500 Index (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners Global Quality Equity Fund) captures large- and mid-cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 2,852 constituents, the index covers approximately 85% of the global investable equity opportunity set. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. Emerging markets countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Russell 1000 Index is a stock market index that tracks the highest-ranking 1,000 stocks in the Russell 3000 Index, which represent about 90% of the total market capitalization of that index.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2020 (Unaudited)

SECTOR WEIGHTING†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 91.9%

	Shares	Value

BRAZIL — 1.6%

Rumo *	2,200	$11,934

Vale ADR, Cl B *	3,038,550	35,642,191

		35,654,125

CHINA — 29.2%

Alibaba Group Holding *	119,630	3,008,836

Alibaba Group Holding ADR *	679,658	140,410,546

China Construction Bank, Cl H	1,364,018	1,028,836

China International Travel Service, Cl A	1,434,360	15,915,588

China Resources Beer Holdings	231,623	1,071,855

China Tower, Cl H	324,049,167	66,999,225

CNOOC	26,638,735	40,048,470

Guangdong Investment	27,927,494	56,669,574

Jiangsu Hengrui Medicine, Cl A	2,426,370	28,600,601

Kweichow Moutai, Cl A	362,849	51,016,270

Meituan Dianping, Cl B *	2,434,494	30,792,298

New Oriental Education & Technology Group ADR *	110,714	13,457,287

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

CHINA — continued

Ping An Insurance Group of China, Cl H	5,086,160	$57,060,748

Shanghai International Airport, Cl A	1,898,944	17,536,982

Tencent Holdings	2,072,157	98,373,035

Wuliangye Yibin, Cl A	2,718,933	46,723,214

		668,713,365

HONG KONG — 6.6%

AIA Group	8,868,225	87,151,293

Link REIT	6,272,195	63,269,421

		150,420,714

INDIA — 22.3%

Bajaj Finance	404,684	24,680,643

HDFC Bank	1,833,672	31,493,988

HDFC Bank ADR	1,114,785	63,854,885

Housing Development Finance	3,831,657	129,444,516

Infosys	5,154,927	56,086,348

Infosys ADR	3,574,141	39,172,586

Kotak Mahindra Bank	2,063,610	48,833,545

Reliance Industries	4,186,659	82,891,437

Tata Consultancy Services	1,201,276	35,064,790

		511,522,738

INDONESIA — 6.3%

Bank Central Asia	39,625,667	93,614,314

Bank Rakyat Indonesia Persero	154,495,309	50,045,198

		143,659,512

NETHERLANDS — 2.4%

ASML Holding	193,279	54,233,819

RUSSIA — 8.5%

LUKOIL PJSC	522,320	53,345,326

MMC Norilsk Nickel PJSC ADR	954,889	30,804,719

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

RUSSIA — continued

Polyus PJSC GDR	530,228	$32,467,534

Sberbank of Russia PJSC	12,307,140	48,328,765

Yandex, Cl A *	680,392	30,488,366

		195,434,710

SINGAPORE — 1.4%

Ascendas Real Estate Investment Trust	13,529,289	31,152,221

SOUTH KOREA — 1.1%

Macquarie Korea Infrastructure Fund	2,621,022	25,514,519

TAIWAN — 3.1%

Taiwan Semiconductor Manufacturing	6,918,539	71,474,717

THAILAND — 0.9%

Bangkok Dusit Medical Services, Cl F	1,428,296	1,130,209

CP ALL	8,408,934	19,000,512

Thai Beverage	1,849,721	1,073,271

		21,203,992

UNITED KINGDOM — 0.3%

Prudential	357,015	6,335,622

UNITED STATES — 8.2%

Estee Lauder, Cl A	424,068	82,761,111

EPAM Systems *	67,141	15,317,548

Monolithic Power Systems	134,249	22,979,401

NVIDIA	185,457	43,847,598

QUALCOMM	277,309	23,657,231

		188,562,889

Total Common Stock (Cost $1,921,757,236)		2,103,882,943

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2020 (Unaudited)

PREFERRED STOCK — 2.6%

	Shares	Value

BRAZIL — 2.6%

Banco Bradesco, 3.260% *

(Cost $70,175,023)	7,770,477	$59,643,514

PARTICIPATION NOTES — 0.8%

	Shares	Value

CHINA — 0.8%

Kweichow Moutai, Expires 3/31/2020 *	56,270	7,858,075

Wuliangye Yibin, Expires 3/31/2020 *	561,664	9,399,217

Total Participation Notes (Cost $10,826,210)		17,257,292

Total Investments — 95.3% (Cost $2,002,758,469)		$2,180,783,749

Percentages are based on Net Assets of $2,289,412,443.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

PJSC — Public Joint Stock Company

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of January 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$35,654,125	$—	$—	$35,654,125
China	153,867,833	514,845,532	—	668,713,365
Hong Kong	—	150,420,714	—	150,420,714
India	103,027,470	408,495,268	—	511,522,738
Indonesia	—	143,659,512	—	143,659,512
Netherlands	—	54,233,819	—	54,233,819

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2020 (Unaudited)

Investments in Securities	Level 1	Level 2	Level 3	Total
Russia	$61,293,085	$134,141,625	$—	$195,434,710
Singapore	—	31,152,221	—	31,152,221
South Korea	—	25,514,519	—	25,514,519
Taiwan	—	71,474,717	—	71,474,717
Thailand	—	21,203,992	—	21,203,992
United Kingdom	6,335,622	—	—	6,335,622
United States	188,562,889	—	—	188,562,889

Total Common Stock	$548,741,024	$1,555,141,919	$—	$2,103,882,943

Preferred Stock	59,643,514	—	—	59,643,514
Participation Notes
China	—	17,257,292	—	17,257,292

Total Investments in Securities	$608,384,538	$1,572,399,211	$—	$2,180,783,749

For the period ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

SECTOR WEIGHTING†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.8%

	Shares	Value

UNITED STATES — 96.8%

Communication Services — 12.2%

Alphabet, Cl C *	1,865	$2,674,839

Facebook, Cl A *	12,102	2,443,515

Netflix*	3,401	1,173,651

		6,292,005

Consumer Discretionary — 7.3%

Amazon.com*	1,872	3,760,324

Consumer Staples — 5.9%

Estee Lauder, Cl A	9,469	1,847,970

Procter & Gamble	9,913	1,235,358

		3,083,328

Financials — 14.5%

Bank of America	64,950	2,132,308

Blackstone Group, Cl A	22,601	1,380,243

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Financials — continued

Citigroup	30,026	$2,234,235

Intercontinental Exchange	17,850	1,780,359

		7,527,145

Health Care — 16.1%

Abbott Laboratories	22,271	1,940,695

Intuitive Surgical *	2,159	1,208,565

Teleflex	2,802	1,040,971

UnitedHealth Group	10,352	2,820,403

Vertex Pharmaceuticals *	5,759	1,307,581

		8,318,215

Industrials — 3.6%

Lockheed Martin	4,316	1,847,766

Information Technology — 37.2%

Adobe*	7,413	2,603,001

Advanced Micro Devices *	34,089	1,602,183

Automatic Data Processing	7,611	1,304,449

Intuit	7,313	2,050,419

Mastercard, Cl A	8,446	2,668,429

Microsoft	20,025	3,408,856

NVIDIA	5,009	1,184,278

salesforce.com *	5,659	1,031,692

ServiceNow *	3,006	1,016,719

Visa, Cl A	11,911	2,369,932

		19,239,958

Total Common Stock (Cost $43,058,449)		50,068,741

Total Investments — 96.8% (Cost $43,058,449)		$50,068,741

Percentages are based on Net Assets of $51,706,083.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

*	Non-income producing security.

Cl — Class

As of January 31, 2020, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of January 31, 2020, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

SECTOR WEIGHTING†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.7%

	Shares	Value

CHINA — 5.0%

Alibaba Group Holding ADR *	21,450	$4,431,355

DENMARK — 0.5%

Novo Nordisk, Cl B	7,205	440,435

FRANCE — 7.1%

Air Liquide	14,261	2,060,525

Credit Agricole	71,945	971,414

L’Oreal	5,423	1,508,861

Safran	10,469	1,686,232

		6,227,032

GERMANY — 2.3%

Deutsche Boerse	11,149	1,809,420

SAP ADR	1,553	203,086

		2,012,506

INDIA — 3.4%

HDFC Bank ADR	51,924	2,974,207

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

INDONESIA — 0.5%

Bank Central Asia	201,591	$476,252

ITALY — 0.8%

Enel	77,007	669,884

JAPAN — 1.4%

Tokio Marine Holdings	22,800	1,237,965

SPAIN — 0.2%

Iberdrola	12,144	132,578

SWITZERLAND — 5.5%

Nestle	25,139	2,766,529

Novartis	21,975	2,069,488

		4,836,017

UNITED KINGDOM — 4.5%

AstraZeneca ADR	55,980	2,726,226

Diageo	20,033	790,488

Rio Tinto	7,284	389,745

		3,906,459

UNITED STATES — 66.5%

Communication Services — 9.4%

Alphabet, Cl C *	3,076	4,411,692

Facebook, Cl A *	12,033	2,429,583

Netflix*	4,028	1,390,023

		8,231,298

Consumer Discretionary — 4.2%

Amazon.com*	1,839	3,694,036

Consumer Staples — 1.0%

Procter & Gamble	6,975	869,224

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Financials — 11.2%

Bank of America	88,949	$2,920,195

Blackstone Group, Cl A	15,695	958,493

Citigroup	49,909	3,713,729

Intercontinental Exchange	22,305	2,224,701

		9,817,118

Health Care — 9.9%

Abbott Laboratories	33,307	2,902,372

Intuitive Surgical *	1,437	804,404

UnitedHealth Group	13,701	3,732,837

Vertex Pharmaceuticals *	5,696	1,293,277

		8,732,890

Industrials — 2.8%

Lockheed Martin	5,646	2,417,166

Information Technology — 28.0%

Accenture, Cl A	4,148	851,211

Adobe *	8,305	2,916,218

Advanced Micro Devices *	34,098	1,602,606

Automatic Data Processing	8,055	1,380,546

Intuit	9,382	2,630,525

Mastercard, Cl A	10,758	3,398,883

Microsoft	31,655	5,388,631

NVIDIA	6,597	1,559,729

salesforce.com *	7,163	1,305,886

Visa, Cl A	17,920	3,565,542

		24,599,777

Total United States		58,361,509

Total Common Stock (Cost $80,648,559)		85,706,199

Total Investments — 97.7% (Cost $80,648,559)		$85,706,199

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND
JANUARY 31, 2020 (Unaudited)

Percentages are based on Net Assets of $87,761,616.

*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The following is a summary of the inputs used as of January 31, 2020 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$—	$4,431,355	$—	$4,431,355
Denmark	—	440,435	—	440,435
France	—	6,227,032	—	6,227,032
Germany	203,086	1,809,420	—	2,012,506
India	2,974,207	—	—	2,974,207
Indonesia	—	476,252	—	476,252
Italy	—	669,884	—	669,884
Japan	—	1,237,965	—	1,237,965
Spain	—	132,578	—	132,578
Switzerland	—	4,836,017	—	4,836,017
United Kingdom	—	3,906,459	—	3,906,459
United States	58,361,509	—	—	58,361,509

Total Common Stock	$61,538,802	$24,167,397	$—	$85,706,199

Total Investments in Securities	$61,538,802	$24,167,397	$—	$85,706,199

For the period ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Assets:
Investments, at Value (Cost $2,002,758,469, $43,058,449 and $80,648,559)	$2,180,783,749	$50,068,741	$85,706,199
Foreign Currency, at Value (Cost $1,532,285, $– and 33,594)	1,370,705	–	33,769
Cash	91,572,103	593,936	1,828,823
Receivable for Capital Shares Sold	77,084,936	1,032,561	29,672
Receivable for Investment Securities Sold	6,429,101	1,001,180	110,320
Dividend Receivable	1,673,854	34,807	52,111
Reclaim Receivable	–	–	5,596
Deferred Offering Costs (Note 2)	–	–	32,058
Other Prepaid Expenses	100,622	34,003	10,291

Total Assets	2,359,015,070	52,765,228	87,808,839

Liabilities:
Payable for Investment Securities Purchased	55,472,770	1,018,284	–
Accrued Foreign Capital Gains Tax on Appreciated Securities	10,244,113	–	–
Payable for Capital Shares Redeemed	2,003,239	–	500
Payable to Investment Adviser	1,615,161	3,590	14,609
Payable to Administrator	119,050	9,767	7,219
Audit Fee Payable	12,518	12,267	12,729
Chief Compliance Officer Fees Payable	3,115	–	–
Unrealized Loss on Foreign Spot Currency Contracts	894	–	596
Payable to Trustees	459	8	71
Shareholder Servicing Fees Payable, Investor Shares	–	–	339
Other Accrued Expenses and Other Payables	131,308	15,229	11,160

Total Liabilities	69,602,627	1,059,145	47,223

Net Assets	$2,289,412,443	$51,706,083	$87,761,616

Net Assets Consist of:
Paid-in Capital	$2,263,314,581	$43,896,623	$82,834,801
Total Distributable Earnings	26,097,862	7,809,460	4,926,815

Net Assets	$2,289,412,443	$51,706,083	$87,761,616

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investor Shares:
Net Assets	$25,589,323	$515,148	$541,966
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	2,002,180	43,851	47,874
Net Asset Value, Offering and Redemption Price Per Share	$12.78	$11.75	$11.32

Institutional Shares:
Net Assets	$2,249,146,873	$50,894,557	$86,936,162
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	175,482,931	4,327,494	7,671,552
Net Asset Value, Offering and Redemption Price Per Share	$12.82	$11.76	$11.33

R6 Shares:
Net Assets	$14,676,247	$296,378	$283,488
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	1,145,155	25,191	25,020
Net Asset Value, Offering and Redemption Price Per Share	$12.82	$11.77	$11.33

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
FOR THE SIX MONTHS ENDED
JANUARY 31, 2020 (Unaudited)

STATEMENTS OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Investment Income:
Dividends	$15,606,163	$338,293	$250,323
Interest	482,957	5,171	13,376
Less: Foreign Taxes Withheld	(1,038,563)	–	(4,368)

Total Investment Income	15,050,557	343,464	259,331

Expenses:
Investment Advisory Fees	9,109,621	118,797	160,512
Administration Fees	656,813	53,206	42,848
Shareholder Serving Fees, Investor Shares	20,642	4	343
Trustees’ Fees	14,860	354	277
Chief Compliance Officer Fees	5,415	237	231
Custodian Fees	323,169	2,123	10,867
Transfer Agent Fees	168,505	36,522	34,477
Registration and Filing Fees	138,838	9,496	8,797
Legal Fees	46,106	1,111	852
Printing Fees	30,690	1,568	1,187
Audit Fees	12,518	12,267	12,329
Offering Costs	–	14,212	81,818
Other Expenses	28,225	805	2,467

Total Expenses	10,555,402	250,702	357,005

Less:
Waiver of Investment Advisory Fees	(569,012)	(110,471)	(160,512)
Reimbursement of Operating Expenses	–	–	(10,882)
Fees Paid Indirectly	(46,234)	(49)	(60)

Net Expenses	9,940,156	140,182	185,551

Net Investment Income	5,110,401	203,282	73,780

Net Realized Gain (Loss) on:
Investments	(6,749,852)	1,440,953	(46,533)
Forward Foreign Currency Contracts	(87,829)	–	–
Foreign Currency Transactions	(1,047,901)	–	(23,241)

Net Realized Gain (Loss)	(7,885,582)	1,440,953	(69,774)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(25,492,909)	3,102,708	4,354,657
Accrued Foreign Capital Gains Tax on Appreciated Securities	(4,151,260)	–	–
Foreign Currency Translation	(29,303)	–	86

Net Change in Unrealized Appreciation (Depreciation)	(29,673,472)	3,102,708	4,354,743

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(37,559,054)	4,543,661	4,284,969

Net Increase (Decrease) in Net Assets Resulting from Operations	$(32,448,653)	$4,746,943	$4,358,749

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations:
Net Investment Income	$5,110,401	$17,243,745
Net Realized Loss on Investments and Foreign Currency Transactions	(7,885,582)	(84,273,609)
Net Change in Unrealized Appreciation (Depreciation) on Investments, accrued foreign capital gains tax on appreciated securities and Foreign Currency Translation	(29,673,472)	174,979,282

Net Increase (Decrease) in Net Assets Resulting From Operations	(32,448,653)	107,949,418

Distributions
Investor Shares	(264,999)	(51,676)
Institutional Shares	(24,733,663)	(7,530,755)
R6 Shares	(169,528)	(47,997)

Total Distributions	(25,168,190)	(7,630,428)

Capital Share Transactions (1):
Investor Shares
Issued	13,691,737	12,272,467
Reinvestment of Distributions	259,980	51,355
Redeemed	(5,860,914)	(4,773,667)

Net Investor Shares Transactions	8,090,803	7,550,155

Institutional Shares
Issued	656,797,812	1,183,375,454
Reinvestment of Distributions	18,651,790	5,034,434
Redeemed	(153,503,772)	(431,645,291)

Net Institutional Shares Transactions	521,945,830	756,764,597

R6 Shares
Issued	2,342,324	8,171,345
Reinvestment of Distributions	169,528	47,997
Redeemed	(680,624)	(1,466,155)

Net R6 Shares Transactions	1,831,228	6,753,187

Net Increase in Net Assets From Capital Share Transactions	531,867,861	771,067,939

Total Increase in Net Assets	474,251,018	871,386,929

Net Assets:
Beginning of Period/Year	1,815,161,425	943,774,496

End of Period/Year	$2,289,412,443	$1,815,161,425

(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019*
Operations:
Net Investment Income	$203,282	$152,510
Net Realized Gain (Loss) on Investments	1,440,953	(665,099)
Net Change in Unrealized Appreciation on Investments	3,102,708	3,907,584

Net Increase in Net Assets Resulting From Operations	4,746,943	3,394,995

Distributions
Investor Shares	(3,115)	(1,436)
Institutional Shares	(314,395)	(11,389)
R6 Shares	(1,875)	(268)

Total Distributions	(319,385)	(13,093)

Capital Share Transactions (1):
Investor Shares
Issued	93,009	1,715,089
Reinvestment of Distributions	3,115	1,436
Redeemed	–	(1,308,465)

Net Investor Shares Transactions	96,124	408,060

Institutional Shares
Issued	1,785,706	41,121,984
Reinvestment of Distributions	314,395	11,390
Redeemed	(4,547)	(88,630)

Net Institutional Shares Transactions	2,095,554	41,044,744

R6 Shares
Issued	–	250,100
Reinvestment of Distributions	1,875	268
Redeemed	–	(102)

Net R6 Shares Transactions	1,875	250,266

Net Increase in Net Assets From Capital Share Transactions	2,193,553	41,703,070

Total Increase in Net Assets	6,621,111	45,084,972

Net Assets:
Beginning of Period	45,084,972	–

End of Period	$51,706,083	$45,084,972

*	Commenced operations on September 28, 2018.
(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019*
Operations:
Net Investment Income	$73,780	$36,596
Net Realized Loss on Investments and Foreign Currency Transactions	(69,774)	(164,755)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Translation	4,354,743	702,972

Net Increase in Net Assets Resulting From Operations	4,358,749	574,813

Distributions
Institutional Shares	(28,984)	–
R6 Shares	(98)	–

Total Distributions	(29,082)	–

Capital Share Transactions (1):
Investor Shares
Issued	236,320	349,477
Redeemed	(66,843)	(29,915)

Net Investor Shares Transactions	169,477	319,562

Institutional Shares
Issued	67,517,766	16,931,149
Reinvestment of Distributions	28,962	–
Redeemed	(2,319,994)	(40,000)

Net Institutional Shares Transactions	65,226,734	16,891,149

R6 Shares
Issued	–	250,116
Reinvestment of Distributions	98	–

Net R6 Shares Transactions	98	250,116

Net Increase in Net Assets From Capital Share Transactions	65,396,309	17,460,827

Total Increase in Net Assets	69,725,976	18,035,640

Net Assets:
Beginning of Period	18,035,640	–

End of Period	$87,761,616	$18,035,640

*	Commenced operations on March 29, 2019.
(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Investor Shares

	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period/Year	$13.11	$12.43	$12.14	$10.00

Income from Investment Operations:
Net Investment Income*	0.02	0.14	0.07	0.12
Net Realized and Unrealized Gain (Loss)	(0.21)	0.61	0.24^	2.02

Total from Investment Operations	(0.19)	0.75	0.31	2.14

Dividends and Distributions:
Net Investment Income	(0.14)	(0.07)	(0.02)	–

Total Dividends and Distributions	(0.14)	(0.07)	(0.02)	–

Net Asset Value, End of Period/Year	$12.78	$13.11	$12.43	$12.14

Total Return†	(1.49)%	6.10%	2.57%	21.40%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$25,589	$18,124	$9,932	$2,123
Ratio of Expenses to Average Net Assets	1.16%††	1.20%	1.26%	1.33%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.22%††	1.26%	1.33%	1.95%††
Ratio of Net Investment Income to Average Net Assets	0.33%††	1.17%	0.55%	1.83%††
Portfolio Turnover Rate	51%‡	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	Institutional Shares

	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period/Year	$13.15	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.03	0.18	0.10	0.14
Net Realized and Unrealized Gain (Loss)	(0.20)	0.59	0.23^	2.03

Total from Investment Operations	(0.17)	0.77	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.16)	(0.09)	(0.03)	–

Total Dividends and Distributions	(0.16)	(0.09)	(0.03)	–

Net Asset Value, End of Period/Year	$12.82	$13.15	$12.47	$12.17

Total Return†	(1.38)%	6.31%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$2,249,147	$1,783,796	$928,267	$201,233
Ratio of Expenses to Average Net Assets	0.98%††	1.01%	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.04%††	1.07%	1.15%	1.69%††
Ratio of Net Investment Income to Average Net Assets	0.51%††	1.46%	0.79%	2.08%††
Portfolio Turnover Rate	51%‡	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

	R6 Shares

	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period/Year	$13.14	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.03	0.19	0.14	0.10
Net Realized and Unrealized Gain (Loss)	(0.19)	0.57	0.19^	2.07

Total from Investment Operations	(0.16)	0.76	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.16)	(0.09)	(0.03)	–

Total Dividends and Distributions	(0.16)	(0.09)	(0.03)	–

Net Asset Value, End of Period/Year	$12.82	$13.14	$12.47	$12.17

Total Return†	(1.31)%	6.23%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Period/Year (Thousands)	$14,676	$13,241	$5,575	$315
Ratio of Expenses to Average Net Assets	0.98%††	1.01%	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.04%††	1.07%	1.15%	1.85%††
Ratio of Net Investment Income to Average Net Assets	0.51%††	1.57%	1.06%	1.53%††
Portfolio Turnover Rate	51%‡	74%	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	Commenced operations on December 28, 2016.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Shares

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period	$10.71	$10.00

Income from Investment Operations:
Net Investment Income*	0.05	0.07
Net Realized and Unrealized Gain	1.06	0.65

Total from Investment Operations	1.11	0.72

Dividends and Distributions:
Net Investment Income	(0.07)	(0.01)

Total Dividends and Distributions	(0.07)	(0.01)

Net Asset Value, End of Period	$11.75	$10.71

Total Return†	10.40%	7.20%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$515	$377
Ratio of Expenses to Average Net Assets	0.59%††	0.71%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.06%††	4.18%††
Ratio of Net Investment Income to Average Net Assets	0.86%††	0.87%††
Portfolio Turnover Rate	90%‡	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Shares

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period	$10.72	$10.00

Income from Investment Operations:
Net Investment Income*	0.05	0.07
Net Realized and Unrealized Gain	1.06	0.66

Total from Investment Operations	1.11	0.73

Dividends and Distributions:
Net Investment Income	(0.07)	(0.01)

Total Dividends and Distributions	(0.07)	(0.01)

Net Asset Value, End of Period	$11.76	$10.72

Total Return†	10.41%	7.33%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$50,895	$44,440
Ratio of Expenses to Average Net Assets	0.59%††	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.06%††	1.82%††
Ratio of Net Investment Income to Average Net Assets	0.86%††	0.79%††
Portfolio Turnover Rate	90%‡	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	R6 Shares

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period	$10.73	$10.00

Income from Investment Operations:
Net Investment Income*	0.05	0.08
Net Realized and Unrealized Gain	1.06	0.66

Total from Investment Operations	1.11	0.74

Dividends and Distributions:
Net Investment Income	(0.07)	(0.01)

Total Dividends and Distributions	(0.07)	(0.01)

Net Asset Value, End of Period	$11.77	$10.73

Total Return†	10.40%	7.43%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$296	$268
Ratio of Expenses to Average Net Assets	0.59%††	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.06%††	3.76%††
Ratio of Net Investment Income to Average Net Assets	0.86%††	0.99%††
Portfolio Turnover Rate	90%‡	155%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Investor Shares

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.01	0.03
Net Realized and Unrealized Gain	0.83	0.45

Total from Investment Operations	0.84	0.48

Net Asset Value, End of Period	$11.32	$10.48

Total Return†	8.02%	4.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$542	$334
Ratio of Expenses to Average Net Assets	0.90%††	0.90%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.68%††	3.91%††
Ratio of Net Investment Income to Average Net Assets	0.22%††	0.74%††
Portfolio Turnover Rate	60%‡	43%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Shares

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.02	0.03
Net Realized and Unrealized Gain	0.83	0.45

Total from Investment Operations	0.85	0.48

Dividends and distributions:
Net Investment Income	(0.00)**	–

Total dividends and distributions	(0.00)	–

Net Asset Value, End of Period	$11.33	$10.48

Total Return†	8.15%	4.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$86,936	$17,439
Ratio of Expenses to Average Net Assets	0.75%††	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.45%††	3.75%††
Ratio of Net Investment Income to Average Net Assets	0.30%††	0.88%††
Portfolio Turnover Rate	60%‡	43%‡

*	Per share calculations were performed using average shares for the period.
**	Amount is less than 0.005.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
GLOBAL QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	R6 Shares

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019(1)
Net Asset Value, Beginning of Period	$10.48	$10.00

Income from Investment Operations:
Net Investment Income*	0.02	0.03
Net Realized and Unrealized Gain	0.83	0.45

Total from Investment Operations	0.85	0.48

Dividends and distributions:
Net Investment Income	(0.00)**	–

Total dividends and distributions	(0.00)	–

Net Asset Value, End of Period	$11.33	$10.48

Total Return†	8.15%	4.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$283	$262
Ratio of Expenses to Average Net Assets	0.75%††	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.55%††	3.77%††
Ratio of Net Investment Income to Average Net Assets	0.42%††	0.95%††
Portfolio Turnover Rate	60%‡	43%‡

*	Per share calculations were performed using average shares for the period.
**	Amount is less than 0.005.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on March 29, 2019.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 33 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund (each a “Fund” and collectively, the “Funds”). The investment objective of each Fund is to seek long-term capital appreciation. Each of the Funds are classified as “non-diversified,” which means that they may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund commenced operations on December 28, 2016, September 28, 2018, and March 29, 2019, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time each Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which each Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund and the GQG Partners Global Quality Equity Fund use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds’ based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended January 31, 2020, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is each Fund’s intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended January 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund has accrued foreign tax in the amount of $10,244,113 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, each Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Funds are relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Funds will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Classes—Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

Dividends and Distributions to Shareholders — The Funds distribute substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of January 31, 2020, the GQG Partners Global Quality Equity Fund has $32,058 remaining to be amortized as presented on the statements of assets and liabilities.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended January 31, 2020, GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund were charged $656,813, $53,206, and $42,848 respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that a Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended

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January 31, 2020, the GQG Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund earned credits of $46,234, $49, and $60 which were used to offset transfer agent expenses, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC (“the Adviser”) provides investment advisory services to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund, and GQG Partners Global Quality Equity Fund at a fee calculated at an annual rate of 0.90%, 0.50%, and 0.65%, respectively, of the Funds’ average daily net assets, respectively. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses for the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding 98 basis points, 59 basis points and 75 basis points as set forth below until November 30, 2020 (the “Contractual Expense Limit”), respectively. The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2020. As of January 31, 2020, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement for the GQG Partners Emerging Markets Equity Fund, to the Adviser were $410,151 expiring in 2021, $417,355 expiring in 2022, and $1,132,173 expiring in 2023. For the GQG Partners US Select Quality Equity Fund, to the Adviser was $95,691 expiring in 2022 and $264,074 expiring in 2023. For the GQG Partners Global Quality Equity Fund, to the Adviser was $296,598 expiring in 2023.

Prior to January 1, 2019, the GQG Partners Emerging Markets Equity Funds Advisory fee was 0.95% and the contractual expense limit was 1.08%.

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6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended January 31, 2020, were as follows:

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund	GQG Partners Global Quality Equity Fund
Purchases
U.S. Government	$–	$–	$–
Other	1,476,426,274	44,225,192	96,454,139
Sales
U.S. Government	$–	$–	$–
Other	982,713,523	42,046,436	29,674,737

7. Share Transactions:

	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
GQG Partners Emerging Markets Equity Fund
Investor Shares
Issued	1,055,481	991,226
Reinvestment of Distributions	19,373	4,614
Redeemed	(455,412)	(412,300)

Total Investor Shares Transactions	619,442	583,540

Institutional Shares
Issued	50,159,502	97,999,741
Reinvestment of Distributions	1,385,720	451,114
Redeemed	(11,746,853)	(37,218,581)

Total Institutional Shares Transactions	39,798,369	61,232,274

R6 Shares
Issued	177,191	678,024
Reinvestment of Distributions	12,604	4,301
Redeemed	(52,007)	(122,151)

Total R6 Shares Transactions	137,788	560,174

Net Increase in Shares Outstanding From Share Transactions	40,555,599	62,375,988

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	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019*
GQG Partners US Select Quality Equity Fund
Investor Shares
Issued	8,404	181,234
Reinvestment of Distributions	270	158
Redeemed	–	(146,215)

Total Investor Shares Transactions	8,674	35,177

Institutional Shares
Issued	156,258	4,152,069
Reinvestment of Distributions	27,173	1,252
Redeemed	(404)	(8,854)

Total Institutional Shares Transactions	183,027	4,144,467

R6 Shares
Issued	–	25,010
Reinvestment of Distributions	162	29
Redeemed	–	(10)

Total R6 Shares Transactions	162	25,029

Net Increase in Shares Outstanding From Share Transactions	191,863	4,204,673

	Six Months Ended January 31, 2020 (Unaudited)	Period Ended July 31, 2019**
GQG Partners Global Quality Equity Fund
Investor Shares
Issued	21,941	34,711
Redeemed	(5,948)	(2,830)

Total Investor Shares Transactions	15,993	31,881

Institutional Shares
Issued	6,211,130	1,667,514
Reinvestment of Distributions	2,570	–
Redeemed	(205,881)	(3,781)

Total Institutional Shares Transactions	6,007,819	1,663,733

R6 Shares
Issued	–	25,012
Reinvestment of Distributions	8	–

Total R6 Shares Transactions	8	25,012

Net Increase in Shares Outstanding From Share Transactions	6,023,820	1,720,626

* Commenced operations on September 28, 2018.

** Commenced operations on March 29, 2019.

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8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. The permanent difference is primarily related to investments in foreign currency and net operating losses.

The tax character of dividends and distributions paid during the fiscal year ended July 31, 2019 and July 31, 2018 were as follows:

Ordinary Income
Emerging Markets Equity Fund
2019	$7,630,428
2018	1,227,603
US Select Quality Equity Fund
2019	13,093

As of July 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

Emerging Markets Equity Fund
Undistributed Ordinary Income	$17,483,055
Short-Term Capital Loss Carryforwards	(81,571,893)
Post October Losses	(38,303,859)
Unrealized Appreciation	186,107,402

Total Distributable Earnings	$83,714,705

US Select Quality Equity Fund
Undistributed Ordinary Income	$125,204
Short-Term Capital Loss Carryforwards	(31,814)
Post October Losses	(409,298)
Unrealized Appreciation	3,683,598
Other Temporary Differences	14,212

Total Distributable Earnings	$3,381,902

Global Quality Equity Fund
Post October Losses	(124,319)
Unrealized Appreciation	665,629
Other Temporary Differences	55,838

Total Distributable Earnings	$597,148

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For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund have $81,571,893, $31,814 of short-term capital loss carryforwards as of July 31, 2019, respectively.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at January 31, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Emerging Markets Equity Fund	$2,002,758,469	$213,112,269	$(35,086,989)	$178,025,280
US Select Quality Equity Fund	43,058,449	7,236,649	(226,357)	7,010,292
Global Quality Equity Fund	80,648,559	5,503,573	(445,933)	5,057,640

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that a Fund will achieve its investment objective. You could lose money by investing in a Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) –  The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Commodities Risk (GQG Partners Global Quality Equity Fund) – Investments in physical commodities (such as energy, metals, minerals, or agricultural products) may be subject to greater volatility than investments in traditional securities. Commodity prices may be affected by overall market movements, changes in interest rates, or factors affecting particular industries or commodities, such as drought, floods, weather, livestock disease, storage costs, embargoes, tariffs, policies of commodity cartels, and U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

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Gold. The price of gold is affected by such factors as: (1) how much of the worldwide supply is held by large holders, such as governmental bodies and central banks; (2) unpredictable monetary policies and economic and political conditions in countries throughout the world; (3) supply and demand for gold bullion as an investment, including bars, coins or gold-backed financial instruments such as exchange-traded funds (“ETFs”); (4) demand for gold jewelry; and (5) government policies meant to influence demand for gold.

Depositary Receipts Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Equity securities include common and preferred stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks

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represent partial ownership in a company, although preferred stock shareholders do not enjoy the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ETF Risk (GQG Partners Global Quality Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

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Foreign Securities/Emerging Markets Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk (GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund). A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Funds invest.

The U.S. has developed increasingly strained relations with a number of foreign countries, including traditional allies, such as major European Union countries,

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the U.K., Canada and Mexico, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Investment Style Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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Large Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

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New Fund Risk (GQG Partners Global Quality Equity Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – P-Notes are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Small- and Mid-Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – The small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners Global Quality Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. A Fund’s investments in A Shares

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JANUARY 31, 2020 (Unaudited)

purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, a Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

10. Other:

At January 31, 2020, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, was as follows:

Emerging Markets Equity Fund	No. of Shareholders	% Ownership
Investor Shares	4	86%
Institutional Shares	4	62%
R6 Shares	5	79%

US Select Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	91%
Institutional Shares	3	96%
R6 Shares	1	100%

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

GQG Partners Global Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	97%
Institutional Shares	2	87%
R6 Shares	1	100%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of January 31, 2020, except for the following:

Impact of COVID-19: In December 2019, an outbreak of a contagious respiratory virus now known as the COVID-19 occurred and it has since spread globally. The virus has resulted in government authorities in many countries (including the People’s Republic of China and Hong Kong, the United States and Europe) taking extreme measures to arrest or delay the spread of the virus including the declaration of states of emergency, restrictions on movement, border control, travel bans and the closure of offices, schools and other public amenities such as bars, restaurants and sport facilities. This has resulted in a major disruption to businesses both regionally and globally. It is anticipated that these events will have a material effect on general economic conditions and market liquidity, which may in turn adversely affect the financial performance of the Fund and its net asset value. The Board of Trusts and the Adviser are monitoring and reacting to this event on behalf of the Fund in accordance with their duties to shareholders. Of course, market downturns may also create new investment opportunities, and the Adviser is also evaluating current events with this in mind as well.

Effective March 31, 2020 (the “Effective Date”), the following changes are made to the management fee and contractual expense limit of the GQG Partners U.S. Select Quality

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

Equity Fund (the “Fund”): (a) GQG Partners LLC (the “Adviser”) has contractually agreed to reduce the Fund’s management fee from 0.50% of the average daily net assets of Fund to 0.45% of the average daily net assets of Fund; and (b) the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (not including excluded expenses) from exceeding 0.49% of the average daily net assets of each of the Fund’s share classes until March 31, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2019 to January 31, 2020).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Emerging Markets Equity Fund

	Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$985.10	1.16%	$5.79
Hypothetical 5% Return	1,000.00	1,019.30	1.16	5.89

Institutional Shares
Actual Portfolio Return	$1,000.00	$986.20	0.98%	$4.89
Hypothetical 5% Return	1,000.00	1,020.21	0.98	4.98

R6 Shares
Actual Portfolio Return	$1,000.00	$986.90	0.98%	$4.89
Hypothetical 5% Return	1,000.00	1,020.21	0.98	4.98

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

US Select Quality Equity Fund

	Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$1,104.00	0.59%	$3.12
Hypothetical 5% Return	1,000.00	1,022.17	0.59	3.00

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,104.10	0.59%	$3.12
Hypothetical 5% Return	1,000.00	1,022.17	0.59	3.00

R6 Shares
Actual Portfolio Return	$1,000.00	$1,104.00	0.59%	$3.12
Hypothetical 5% Return	1,000.00	1,022.17	0.59	3.00

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS
JANUARY 31, 2020 (Unaudited)

Global Quality Equity Fund

	Beginning Account Value 8/1/19	Ending Account Value 1/31/20	Annualized Expense Ratios	Expenses Paid During Period
Investor Shares
Actual Portfolio Return	$1,000.00	$1,080.20	0.90%	$4.71
Hypothetical 5% Return	1,000.00	1,020.61	0.90	4.57

Institutional Shares
Actual Portfolio Return	$1,000.00	$1,081.50	0.75%	$3.92
Hypothetical 5% Return	1,000.00	1,021.37	0.75%	3.81

R6 Shares
Actual Portfolio Return	$1,000.00	$1,081.50	0.75%	$2.92
Hypothetical 5% Return	1,000.00	1,021.37	0.75	3.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Board Considerations in Approving the GQG Partners Fund’s Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 12, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature,

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS FUNDS

determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

GQG Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, Florida 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

GQG-SA-001-0400

Item 2.  Code of Ethics.

Not applicable for semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.     Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.  Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.   Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)The Advisors’ Inner Circle Fund III

By (Signature and Title)*/s/ Michael Beattie__________

Michael Beattie, President

Date: April 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Michael Beattie___________

Michael Beattie, President

Date: April 9, 2020

By (Signature and Title)*/s/ Stephen Connors_________

Stephen Connors,

Treasurer, Controller, and CFO

Date: April 9, 2020

*     Print the name and title of each signing officer under his or her signature.